Page 1 State Street Corporation Announces Transition Information for Outstanding U.S. Dollar LIBOR-Linked Instruments BOSTON, June 07, 2022 State Street Corporation (NYSE: STT) today announced information regarding the transition of its presently outstanding U.S. Dollar LIBOR-linked instruments, consisting of several floating or fixed-to-floating rate debt securities and series of preferred stock represented by depositary shares (collectively, the “USD LIBOR Securities”), to other rate mechanisms, based upon a broader industry transition away from U.S. dollar LIBOR (“USD LIBOR”). In March 2021, the U.K.’s Financial Conduct Authority announced that after June 30, 2023, the USD LIBOR for a three-month tenor (the “Three-Month USD LIBOR”) would cease publication or no longer be representative. In connection with the cessation of representative USD LIBOR, in March 2022, the U.S. Congress enacted the Adjustable Interest Rate (LIBOR) Act (the “LIBOR Act”), and in December 2022 the Board of Governors of the Federal Reserve System (the “Federal Reserve”) issued a final rule thereunder (the “LIBOR Rule”). State Street has issued and outstanding USD LIBOR Securities for which Three-Month USD LIBOR currently serves as the benchmark rate used in connection with the calculation or determination of applicable interest, dividend or distribution payments. These securities, each of which is governed by either New York or Massachusetts law, are listed in the Annexes to this press release. Effective the first London banking date after June 30, 2023 (the “LIBOR Replacement Date”), the reference rate for calculations or determinations of applicable interest, dividend or distribution payments for each of the USD LIBOR Securities listed in Annex 1 or Annex 2 to this press release will be the CME Term SOFR Reference Rate published for the three-month tenor, as administered by CME Group Benchmark Administration, Ltd. (or any successor administrator thereof) (the “Three-Month CME Term SOFR”), plus a tenor spread adjustment of 0.26161%. The replacement of USD LIBOR as the benchmark rate for each of the USD LIBOR Securities will be Media Contact: Carolyn Cichon +1 404 213 3106 Investor Contact: Ilene Fiszel Bieler +1 617 664-3477 Exhibit 99.1

Page 2 effective for determinations under the terms of the USD LIBOR Securities that are made on and after the LIBOR Replacement Date, but will not affect any determinations made prior to the LIBOR Replacement Date. Non-Workable Contractual Fallbacks The USD LIBOR Securities listed in Annex 1 to this press release contain fallback provisions that provide for (1) a poll or inquiries for quotes or information related to USD LIBOR or (2) benchmark replacements based on USD LIBOR values (such as the most recently available USD LIBOR rate or USD LIBOR rate as determined by the calculation agent using discretion). Under the LIBOR Act and the LIBOR Rule, on the LIBOR Replacement Date, by operation of law (a) these fallback provisions will be disregarded and deemed null and void and without any force or effect, and (b) Three-Month USD LIBOR will be replaced as the benchmark rate by Three-Month CME Term SOFR, plus a tenor spread adjustment of 0.26161%. Determining Person Discretion The USD LIBOR Securities listed in Annex 2 to this press release contain fallback provisions authorizing State Street to identify as the benchmark replacement rate for Three-Month USD LIBOR the alternative reference rate selected by a central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for USD LIBOR. As such, under the LIBOR Act and the LIBOR Rule, State Street Corporation is the person with the authority under the terms of these USD LIBOR Securities to determine a benchmark replacement for USD LIBOR (referred to in the LIBOR Act and the LIBOR Rule as the “determining person”). For each of these USD LIBOR Securities, State Street Corporation, as the determining person, has selected Three-Month CME Term SOFR, plus a tenor spread adjustment of 0.26161%, as the benchmark replacement for Three-Month USD LIBOR determinations that are made on and after the LIBOR Replacement Date. Contractual Fixed Rate Each series of State Street’s Preferred Stock listed in Annex 3 to this press release is governed by the terms of a certificate of designation (each, a “Certificate”) and will not transition to Three-month CME Term SOFR by operation of law or otherwise. The Certificate for each such series specifies a fixed dividend rate (the “Dividend Rate”) for a dividend period beginning on a specified date (the “Commencement Date”), in each case as shown for each series in Annex 3 to this press release, if Three-Month USD LIBOR cannot otherwise be determined as provided in the applicable Certificate. Given that the Commencement Date for each such series follows the

Page 3 LIBOR Replacement Date, the Dividend Rate for each series after the applicable Commencement Date will be the applicable fixed rate specified in Annex 3 to this press release. Conforming Changes For the USD LIBOR Securities for which the Federal Reserve-selected benchmark replacement becomes the benchmark replacement for USD LIBOR (1) by operation of law under the LIBOR Act (the USD LIBOR Securities listed in Annex 1 to this press release) or (2) because State Street as the determining person made such selection (the USD LIBOR Securities listed in Annex 2 to this press release), the LIBOR Rule provides that certain benchmark replacement conforming changes will become an integral part of such securities by operation of law. See Annex 4 to this press release for a description of such conforming changes. In addition, a person responsible for calculating or determining any valuation, payment or other measurement based on a benchmark (a “calculating person”) has the authority under the LIBOR Act and the LIBOR Rule to make certain additional benchmark replacement conforming changes (in addition to those specified in the LIBOR Rule) under securities such as the USD LIBOR Securities listed in Annex 1 and Annex 2 to this press release without any requirement to obtain consent from any other person. Any such additional changes that the applicable calculating person makes with respect to such USD LIBOR Securities will become an integral part of the applicable securities by operation of law and be the subject of a separate announcement. This press release applies only to the USD LIBOR Securities listed in the Annexes to this press release and does not relate to any other securities or other instruments. In advance of the LIBOR Replacement Date, further notices relating to CME Term SOFR as the benchmark replacement rate for USD LIBOR for the USD LIBOR Securities held through The Depository Trust Company (“DTC”) will be made pursuant to the DTC LIBOR Replacement Index Communication Tool. About State Street Corporation State Street Corporation (NYSE: STT) is one of the world's leading providers of financial services to institutional investors including investment servicing, investment management and investment research and trading. With $37.6 trillion in assets under custody and/or administration and $3.6 trillion* in assets under management as of

Page 4 March 31, 2023. State Street operates globally in more than 100 geographic markets and employs approximately 43,000 worldwide. For more information, visit State Street's website at www.statestreet.com. *Assets under management as of March 31, 2023 includes approximately $65 billion of assets with respect to SPDR® products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Investing involves risk including the risk of loss of principal. © 2023 State Street Corporation - All Rights Reserved

Page 5 ANNEX I NON-WORKABLE CONTRACTUAL FALLBACK CUSIP Issue Date Title of Security 857477AX1 5/15/98 Junior Subordinated Debentures due 2028 857477AY9 4/30/07 Floating Rate Junior Subordinated Debentures due 2037 (extended to 2047 by election on June 15, 2017) 857477AQ6 5/21/15 Depositary Shares Representing Series F Fixed-to-Floating Rate Non- Cumulative Perpetual Preferred Stock ANNEX 2 DETERMINING PERSON DISCRETION CUSIP Issue Date Title of Security 857477BA0 9/27/18 Depositary Shares Representing Series H Fixed-to-Floating Rate Non- Cumulative Perpetual Preferred Stock 857477BC6 12/3/18 Fixed-to-Floating Rate Notes due 2024 857477BD4 12/3/18 Fixed-to-Floating Rate Notes due 2029

Page 6 ANNEX 3 CONTRACTUAL FIXED RATE CUSIP Issue Date Title of Security Commencement Date Dividend Rate following Commencement Date 857477608 3/4/14 Depositary Shares Representing Series D Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock 3/15/24 9.008% 857477855 4/11/16 Depositary Shares Representing Series G Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock 3/15/26 5.350% ANNEX 4 CONFORMING CHANGES The following are the benchmark replacement conforming changes specified in the LIBOR Rule: 1. Any reference to a specified source for USD LIBOR shall be replaced with the publication of the applicable Federal Reserve-selected benchmark replacement (inclusive of the applicable tenor spread adjustment) by either the relevant benchmark administrator for the applicable Federal Reserve-selected benchmark replacement or any third party authorized by the relevant benchmark administrator to publish the applicable Federal Reserve-selected benchmark replacement. 2. Any reference to a particular time of day for determining USD LIBOR (such as 11:00 a.m. London time) shall be replaced with the standard publication time for the applicable Federal Reserve-selected benchmark replacement (inclusive of the relevant tenor spread adjustment), as established by the relevant benchmark administrator.

Page 7 3. To the extent a Federal Reserve-selected benchmark replacement is not available or published on a particular day indicated in the USD LIBOR Securities as the determination date, the most recently available publication of the Federal Reserve- selected benchmark replacement will apply.